                                                                   EXHIBIT 10AA

                            REVOLVING PROMISSORY NOTE

$5,000,000.00
                                                                    May 24, 2006

DECORATOR INDUSTRIES, INC., a Pennsylvania corporation
10011 Pines Boulevard
Suite 201
Pembroke Pines, Florida  33024
(Hereinafter referred to as "Borrower")

Wachovia Bank, National Association
225 Water Street
Jacksonville, Florida  32202
(Hereinafter referred to as "Bank")

Borrower promises to pay to the order of Bank, in lawful money of the United
States of America, at its office indicated above or wherever else Bank may specify, the sum of Five Million and No/100 Dollars ($5,000,000.00) or such sum as may be advanced and outstanding from time to time, with interest on the unpaid principal balance at the rate and on the terms provided in this Revolving
Promissory Note (including all renewals, extensions or modifications hereof, this "Note").

LOAN AGREEMENT. This Note is subject to the provisions of that certain Loan
Agreement between Bank and Borrower of even date herewith, as the same shall be amended or modified from time to time (the "Loan Agreement").

LINE OF CREDIT. Borrower may borrow, repay and reborrow, and, upon the request of Borrower, Bank shall advance and readvance under this Note from time to time until June 30, 2009, unless renewed or extended by Bank in writing on terms then satisfactory to Bank in its sole discretion (each an "Advance" and together the
"Advances"), so long as the total principal balance outstanding under this Note at any one time does not exceed the principal amount stated on the face of this
Note, subject to the limitations described in the Loan Agreement. Bank's obligation to make Advances under this Note shall terminate if Borrower is in
Default under this Note or under any Loan Document or in any event on June 30,
2009, unless renewed or extended by Bank in writing on terms then satisfactory to Bank in its sole discretion. As of the date of each proposed Advance,
Borrower shall be deemed to represent that each representation made in the Loan
Documents is true as of such date.

If Borrower subscribes to Bank's cash management services and such services are applicable to this line of credit, the terms of such service shall control the manner in which funds are transferred between the applicable demand deposit account and the line of credit for credit or debit to the line of credit.

USE OF PROCEEDS. Borrower shall use the proceeds of the loan evidenced by this
Note for working capital support, general corporate purposes and to support acquisition financing needs.

INTEREST RATE. Interest shall accrue on the unpaid principal balance of this
Note from the date hereof at the LIBOR Market Index Rate plus 1.5%, as that rate may change from day to day in accordance with changes in the LIBOR Market Index
Rate ("Interest Rate"). "LIBOR Market Index Rate", for any day, means the rate for 1 month U.S. dollar deposits as reported on Telerate page 3750 as of 11:00
a.m., London time, on such day, or if such day is not a London business day, then the immediately preceding London business day (or if not so reported, then as determined by Bank from another recognized source or interbank quotation).

DEFAULT RATE. In addition to all other rights contained in this Note, if a
Default (as defined herein) occurs and as long as a Default continues, all outstanding Obligations, other than Obligations under any swap agreements (as defined in 11 U.S.C. ss. 101, as in effect from time to time) between Borrower and Bank or its affiliates, shall bear interest at the Interest Rate plus 3%
("Default Rate"). The Default Rate shall also apply from acceleration until the
Obligations or any judgment thereon is paid in full.

INTEREST AND FEE(S) COMPUTATION (ACTUAL/360). Interest and fees, if any, shall be computed on the basis of a 360-day year for the actual number of days in the applicable period ("Actual/360 Computation"). The Actual/360 Computation
determines the annual effective interest yield by taking the stated (nominal)
rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the applicable period.
Application of the Actual/360 Computation produces an annualized effective rate exceeding the nominal rate.

REPAYMENT TERMS/MATURITY. This Note shall be due and payable in consecutive monthly payments of accrued interest only, commencing on June 17, 2006, and continuing on the 17th day of each month thereafter until fully paid. In any event, all principal and accrued interest shall be due and payable on June 30,
2009 (the "Maturity Date").

APPLICATION OF PAYMENTS. Monies received by Bank from any source for application toward payment of the Obligations shall be applied to accrued interest and then to principal. If a Default occurs, monies may be applied to the Obligations in any manner or order deemed appropriate by Bank.

If any payment received by Bank under this Note or other Loan Documents is rescinded, avoided or for any reason returned by Bank because of any adverse claim or threatened action, the returned payment shall remain payable as an obligation of all persons liable under this Note or other Loan Documents as though such payment had not been made.

DEFINITIONS. LOAN DOCUMENTS. The term "Loan Documents", as used in this Note and the other Loan Documents, refers to all documents executed in connection with or related to the loan evidenced by this Note and any prior notes which evidence all or any portion of the loan evidenced by this Note, and any letters of credit issued pursuant to any loan agreement to which this Note is subject, any applications for such letters of credit and any other documents executed in connection therewith or related thereto, and may include, without limitation, the Loan Agreement, this Note, that certain Promissory Note of even date herewith made by Borrower to the favor of Bank in the original principal amount of $1,000,000.00 (as the same may be amended, modified, restated or replaced from time to time, the "$1,000,000.00 Note"), guaranty agreements, security instruments, financing statements, mortgage instruments, any renewals or modifications, whenever any of the foregoing are executed, but does not include swap agreements (as defined in 11 U.S.C. ss. 101, as in effect from time to time). OBLIGATIONS. The term "Obligations", as used in this Note and the other
Loan Documents, refers to any and all indebtedness and other obligations under this Note, all other obligations under any other Loan Document(s), and all obligations under any swap agreements (as defined in 11 U.S.C. ss. 101, as in effect from time to time) between Borrower and Bank, or its affiliates, whenever executed. CERTAIN OTHER TERMS. All terms that are used but not otherwise defined in any of the Loan Documents shall have the definitions provided in the Uniform
Commercial Code.

LATE CHARGE. If any payments are not timely made, Borrower shall also pay to
Bank a late charge equal to 5% of each payment past due for 10 or more days.
This late charge shall not apply to payments due at maturity or by acceleration hereof, unless such late payment is in an amount not greater than the highest periodic payment due hereunder.

Acceptance by Bank of any late payment without an accompanying late charge shall not be deemed a waiver of Bank's right to collect such late charge or to collect a late charge for any subsequent late payment received.

ATTORNEYS' FEES AND OTHER COLLECTION COSTS. Borrower shall pay all of Bank's reasonable expenses actually incurred to enforce or collect any of the
Obligations including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

USURY. If at any time the effective interest rate under this Note would, but for this paragraph, exceed the maximum lawful rate, the effective interest rate under this Note shall be the maximum lawful rate, and any amount received by
Bank in excess of such rate shall be applied to principal and then to fees and expenses, or, if no such amounts are owing, returned to Borrower.

DEFAULT. If any of the following occurs, a default ("Default") under this Note shall exist: NONPAYMENT; NONPERFORMANCE. The failure of timely payment or performance of the Obligations or Default under this Note or any other Loan
Documents. FALSE WARRANTY. A warranty or representation made or deemed made in the Loan Documents or furnished Bank in connection with the loan evidenced by this Note proves materially false, or if of a continuing nature, becomes materially false. CROSS DEFAULT. At Bank's option, any default in payment or performance of any obligation under the $1,000,000.00 Note (as the same may be amended, modified, restated or replaced from time to time), or under any other loans, contracts or agreements of Borrower, any Subsidiary or Affiliate of
Borrower, any general partner of or the holder(s) of the majority ownership interests of Borrower with Bank or its affiliates ("Affiliate" shall have the meaning as defined in 11 U.S.C. ss. 101, as in effect from time to time, except that the term "Borrower" shall be substituted for the term "Debtor" therein;
"Subsidiary" shall mean any business in which Borrower holds, directly or indirectly, a controlling interest). CESSATION; BANKRUPTCY. The dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or commencement of any bankruptcy or insolvency proceeding by or against Borrower, its Subsidiaries or
Affiliates, if any, or any party to the Loan Documents. MATERIAL CAPITAL
STRUCTURE OR BUSINESS ALTERATION. Without prior written consent of Bank, (i) a material alteration in the kind or type of Borrower's business or that of
Borrower's Subsidiaries or Affiliates, if any; (ii) the sale of substantially all of the business or assets of Borrower, any of Borrower's Subsidiaries or
Affiliates or any guarantor, or a material portion (10% or more) of such business or assets if such a sale is outside the ordinary course of business of
Borrower, or any of Borrower's Subsidiaries or Affiliates or any guarantor, or more than 50% of the outstanding stock or voting power of or in any such entity in a single transaction or a series of transactions; (iii) the acquisition of substantially all of the business or assets or more than 50% of the outstanding stock or voting power of any other entity; or (iv) should any Borrower or any of
Borrower's Subsidiaries or Affiliates or any guarantor enter into any merger or consolidation. MATERIAL ADVERSE CHANGE. Bank determines in good faith, in its sole discretion, that the prospects for payment or performance of the
Obligations are impaired or there has occurred a material adverse change in the business or prospects of Borrower, financial or otherwise.

REMEDIES UPON DEFAULT. If a Default occurs under this Note or any Loan
Documents, Bank may at any time thereafter, take the following actions: BANK
LIEN. Foreclose its security interest or lien against Borrower's accounts without notice. ACCELERATION UPON DEFAULT. Accelerate the maturity of this Note and, at Bank's option, any or all other Obligations, other than Obligations under any swap agreements (as defined in 11 U.S.C. ss. 101, as in effect from time to time) between Borrower and Bank, or its affiliates, which shall be due in accordance with and governed by the provisions of said swap agreements;
whereupon this Note and the accelerated Obligations shall be immediately due and payable; provided, however, if the Default is based upon a bankruptcy or insolvency proceeding commenced by or against Borrower or any guarantor or endorser of this Note, all Obligations (other than Obligations under any swap agreement as referenced above) shall automatically and immediately be due and payable. CUMULATIVE. Exercise any rights and remedies as provided under the Note and other Loan Documents, or as provided by law or equity.

FINANCIAL AND OTHER INFORMATION. Borrower shall deliver to Bank such information as Bank may reasonably request from time to time, including without limitation, financial statements and information pertaining to Borrower's financial condition. Such information shall be true, complete, and accurate.

WAIVERS AND AMENDMENTS. No waivers, amendments or modifications of this Note and other Loan Documents shall be valid unless in writing and signed by an officer of Bank. No waiver by Bank of any Default shall operate as a waiver of any other
Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Bank in exercising any right, power, or remedy under this
Note and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Except to the extent otherwise provided by the Loan Documents or prohibited by law, each Borrower and each other person liable under this Note waives presentment, protest, notice of dishonor, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale and all other notices of any kind. Further, each agrees that Bank may (i)
extend, modify or renew this Note or make a novation of the loan evidenced by this Note, and/or (ii) grant releases, compromises or indulgences with respect to any collateral securing this Note, or with respect to any Borrower or other person liable under this Note or any other Loan Documents, all without notice to or consent of each Borrower and other such person, and without affecting the liability of each Borrower and other such person; provided, Bank may not extend, modify or renew this Note or make a novation of the loan evidenced by this Note without the consent of the Borrower, or if there is more than one Borrower, without the consent of at least one Borrower; and further provided, if there is more than one Borrower, Bank may not enter into a modification of this Note which increases the burdens of a Borrower without the consent of that Borrower.

MISCELLANEOUS PROVISIONS. ASSIGNMENT. This Note and the other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Bank's interests in and rights under this Note and the other Loan Documents are freely assignable, in whole or in part, by Bank. In addition, nothing in this Note or any of the other Loan Documents shall prohibit Bank from pledging or assigning this Note or any of the other Loan Documents or any interest therein to any
Federal Reserve Bank. Borrower shall not assign its rights and interest hereunder without the prior written consent of Bank, and any attempt by Borrower to assign without Bank's prior written consent is null and void. Any assignment shall not release Borrower from the Obligations. APPLICABLE LAW; CONFLICT
BETWEEN DOCUMENTS. This Note and, unless otherwise provided in any other Loan
Document, the other Loan Documents shall be governed by and construed under the laws of the state named in Bank's address on the first page hereof without regard to that state's conflict of laws principles. If the terms of this Note should conflict with the terms of any loan agreement or any commitment letter that survives closing, the terms of this Note shall control. BORROWER'S
ACCOUNTS. Except as prohibited by law, Borrower grants Bank a security interest in all of Borrower's accounts with Bank and any of its affiliates. SWAP
AGREEMENTS. All swap agreements (as defined in 11 U.S.C. ss. 101, as in effect from time to time), if any, between Borrower and Bank or its affiliates are independent agreements governed by the written provisions of said swap agreements, which will remain in full force and effect, unaffected by any repayment, prepayment, acceleration, reduction, increase or change in the terms of this Note, except as otherwise expressly provided in said written swap agreements, and any payoff statement from Bank relating to this Note shall not apply to said swap agreements except as otherwise expressly provided in such payoff statement. JURISDICTION. Borrower irrevocably agrees to non-exclusive personal jurisdiction in the state named in Bank's address on the first page hereof. SEVERABILITY. If any provision of this Note or of the other Loan
Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note or other such document. NOTICES. Any notices to Borrower shall be sufficiently given, if in writing and mailed or delivered to the Borrower's address shown above or such other address as provided hereunder, and to Bank, if in writing and mailed or delivered to Wachovia Bank, National Association, Mail
Code VA7628, P. O. Box 13327, Roanoke, VA 24040 or Wachovia Bank, National
Association, Mail Code VA7628, 10 South Jefferson Street, Roanoke, VA 24011 or
such other address as Bank may specify in writing from time to time. Notices to
Bank must include the mail code. In the event that Borrower changes Borrower's address at any time prior to the date the Obligations are paid in full, Borrower agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid. PLURAL;
CAPTIONS. All references in the Loan Documents to Borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual, person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan
Documents. ADVANCES. Bank may, in its sole discretion, make other advances which shall be deemed to be advances under this Note, even though the stated principal amount of this Note may be exceeded as a result thereof. POSTING OF PAYMENTS.
All payments received during normal banking hours after 2:00 p.m. local time at the office of Bank first shown above shall be deemed received at the opening of the next banking day. JOINT AND SEVERAL OBLIGATIONS. If there is more than one
Borrower, each is jointly and severally obligated. FEES AND TAXES. Borrower shall promptly pay all documentary, intangible recordation and/or similar taxes on this transaction whether assessed at closing or arising from time to time.
LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES. EACH OF THE PARTIES HERETO,
INCLUDING BANK BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR
ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM THAT
MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN
DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE
OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE
A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR
CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES
HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY
MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH
PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION,
MEDIATION, JUDICIALLY OR OTHERWISE. PATRIOT ACT NOTICE. To help fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. For purposes of this section, account shall be understood to include loan accounts. FINAL AGREEMENT. This Note and the other
Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF
BORROWER BY EXECUTION HEREOF AND BANK BY ACCEPTANCE HEREOF, KNOWINGLY,
VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY
IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION
WITH THIS NOTE, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED
IN CONNECTION WITH THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING,
STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT
HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ACCEPT THIS NOTE.
EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY
PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED
IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN
CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR
MODIFIED BY, THIS NOTE.

             [EXECUTION AND ACKNOWLEDGMENT APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Borrower, on the day and year first above written, has caused this Note to be executed under seal.

                                   DECORATOR INDUSTRIES, INC.,
                                        a Pennsylvania corporation

                                   By: /s/ Michael K. Solomon             (SEAL)
                                       -----------------------------------
                                       Michael K. Solomon,
                                       Chief Financial Officer

STATE OF:  GEORGIA         )
                           )ss:
COUNTY OF:  CHATHAM        )

         The foregoing instrument was acknowledged before me this 19th day of
May, 2006, by Michael K. Solomon, as Chief Financial Officer of DECORATOR
INDUSTRIES, INC., a Pennsylvania corporation, on behalf of the corporation. Such individual is personally known to me or produced driver's license as identification.

                                 /s/ James  A.C.M.V. Olivier
                                     -------------------------------------------
                                 Print or Stamp Name:  James A.C.M.V. Olivier
                                 Notary Public, State of Georgia, Chatham County
                                 Commission Number:
                                 My Commission Expires:  April 11, 2009

                                           PROMISSORY NOTE
                                        [NON-REVOLVING TERM]

$1,000,000.00
                                                                    May 24, 2006

DECORATOR INDUSTRIES, INC., a Pennsylvania corporation
10011 Pines Boulevard
Suite 201
Pembroke Pines, Florida  33024
(Hereinafter referred to as "Borrower")

Wachovia Bank, National Association
225 Water Street
Jacksonville, Florida  32202
(Hereinafter referred to as "Bank")

Borrower promises to pay to the order of Bank, in lawful money of the United
States of America, at its office indicated above or wherever else Bank may specify, the sum of One Million and No/100 Dollars ($1,000,000.00) or such sum as may be advanced and outstanding from time to time, with interest on the unpaid principal balance at the rate and on the terms provided in this
Promissory Note (including all renewals, extensions or modifications hereof, this "Note").

LOAN AGREEMENT. This Note is subject to the provisions of that certain Loan
Agreement between Bank and Borrower of even date herewith, as the same shall be amended or modified from time to time (the "Loan Agreement").

ADVANCES. Borrower may borrow, and upon the request of Borrower, Bank shall advance under this Note (each an "Advance" and together the "Advances"), so long as the total principal balance outstanding under this Note at any one time does not exceed the principal amount stated on the face of this Note, subject to the limitations described in the Loan Agreement. Bank's obligation to make Advances shall terminate if Borrower is in Default under this Note or under any Loan
Document or in any event on June 30, 2007, unless renewed or extended by Bank in writing upon such terms then satisfactory to Bank. As of the date of each proposed Advance, Borrower shall be deemed to represent that each representation made in the Loan Documents is true as of such date. Advances, once repaid, may not be reborrowed.

USE OF PROCEEDS. Borrower shall use the proceeds of the loan evidenced by this
Note to support acquisition financing needs not supported by the $5,000,000.00
Note (as defined below).

INTEREST RATE. Interest shall accrue on the unpaid principal balance of this
Note from the date hereof at the LIBOR Market Index Rate plus 1.5%, as that rate may change from day to day in accordance with changes in the LIBOR Market Index
Rate ("Interest Rate"). "LIBOR Market Index Rate", for any day, means the rate for 1 month U.S. dollar deposits as reported on Telerate page 3750 as of 11:00
a.m., London time, on such day, or if such day is not a London business day, then the immediately preceding London business day (or if not so reported, then as determined by Bank from another recognized source or interbank quotation).

DEFAULT RATE. In addition to all other rights contained in this Note, if a
Default (as defined herein) occurs and as long as a Default continues, all outstanding Obligations, other than Obligations under any swap agreements (as defined in 11 U.S.C. ss. 101, as in effect from time to time) between Borrower and Bank or its affiliates, shall bear interest at the Interest Rate plus 3%
("Default Rate"). The Default Rate shall also apply from acceleration until the
Obligations or any judgment thereon is paid in full.

INTEREST AND FEE(S) COMPUTATION (ACTUAL/360). Interest and fees, if any, shall be computed on the basis of a 360-day year for the actual number of days in the applicable period ("Actual/360 Computation"). The Actual/360 Computation
determines the annual effective interest yield by taking the stated (nominal)
rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the applicable period.
Application of the Actual/360 Computation produces an annualized effective rate exceeding the nominal rate.

REPAYMENT TERMS/MATURITY. This Note shall be due and payable in thirty-six (36)
consecutive monthly payments of principal in an amount necessary to repay this
Note in full, amortized over a three (3) year term, plus accrued interest, commencing thirty (30) days from the date of the initial Advance, and continuing on the same day of each month thereafter until fully paid. In any event, all principal and accrued interest shall be due and payable on the earlier of (i)
three (3) years from the date of the initial Advance or (ii) June 30, 2010 (the
"Maturity Date").

SCHEDULED PAYMENT ADJUSTMENT. At Bank's option and with notice to Borrower, the scheduled payment amount will increase as is necessary (i) to pay all accruals of interest for the period and previous periods and (ii) to maintain principal repayment according to the amortization that would have occurred if the Interest
Rate in effect on the date of this Note had remained constant. The increased payment amount shall remain in effect for as long as the original scheduled payment amount is insufficient to pay accrued interest and principal and shall be further adjusted upward or downward to reflect changes in the variable interest rate. The scheduled payment amount will not be reduced below the original scheduled payment amount.

APPLICATION OF PAYMENTS. Monies received by Bank from any source for application toward payment of the Obligations shall be applied to accrued interest and then to principal. If a Default occurs, monies may be applied to the Obligations in any manner or order deemed appropriate by Bank.

If any payment received by Bank under this Note or other Loan Documents is rescinded, avoided or for any reason returned by Bank because of any adverse claim or threatened action, the returned payment shall remain payable as an obligation of all persons liable under this Note or other Loan Documents as though such payment had not been made.

DEFINITIONS. LOAN DOCUMENTS. The term "Loan Documents", as used in this Note and the other Loan Documents, refers to all documents executed in connection with or related to the loan evidenced by this Note and any prior notes which evidence all or any portion of the loan evidenced by this Note, and any letters of credit issued pursuant to any loan agreement to which this Note is subject, any applications for such letters of credit and any other documents executed in connection therewith or related thereto, and may include, without limitation, the Loan Agreement, this Note, that certain Revolving Promissory Note of even date herewith made by Borrower to the favor of Bank in the original principal amount of $5,000,000.00 (as the same may be amended, modified, restated or replaced from time to time, the "$5,000,000.00 Note"), guaranty agreements, security instruments, financing statements, any renewals or modifications, whenever any of the foregoing are executed, but does not include swap agreements
(as defined in 11 U.S.C. ss. 101, as in effect from time to time). OBLIGATIONS.
The term "Obligations", as used in this Note and the other Loan Documents, refers to any and all indebtedness and other obligations under this Note, all other obligations under any other Loan Document(s), and all obligations under any swap agreements (as defined in 11 U.S.C. ss. 101, as in effect from time to time) between Borrower and Bank, or its affiliates, whenever executed. CERTAIN
OTHER TERMS. All terms that are used but not otherwise defined in any of the
Loan Documents shall have the definitions provided in the Uniform Commercial
Code.

LATE CHARGE. If any payments are not timely made, Borrower shall also pay to
Bank a late charge equal to 5% of each payment past due for 10 or more days.
This late charge shall not apply to payments due at maturity or by acceleration hereof, unless such late payment is in an amount not greater than the highest periodic payment due hereunder.

Acceptance by Bank of any late payment without an accompanying late charge shall not be deemed a waiver of Bank's right to collect such late charge or to collect a late charge for any subsequent late payment received.

ATTORNEYS' FEES AND OTHER COLLECTION COSTS. Borrower shall pay all of Bank's reasonable expenses actually incurred to enforce or collect any of the
Obligations including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

USURY. If at any time the effective interest rate under this Note would, but for this paragraph, exceed the maximum lawful rate, the effective interest rate under this Note shall be the maximum lawful rate, and any amount received by
Bank in excess of such rate shall be applied to principal and then to fees and expenses, or, if no such amounts are owing, returned to Borrower.

DEFAULT. If any of the following occurs, a default ("Default") under this Note shall exist: NONPAYMENT; NONPERFORMANCE. The failure of timely payment or performance of the Obligations or Default under this Note or any other Loan
Documents. FALSE WARRANTY. A warranty or representation made or deemed made in the Loan Documents or furnished Bank in connection with the loan evidenced by this Note proves materially false, or if of a continuing nature, becomes materially false. CROSS DEFAULT. At Bank's option, any default in payment or performance of any obligation under the $5,000,000.00 Note (or the same may be amended, modified, restated or replaced from time to time), or under any other loans, contracts or agreements of Borrower, any Subsidiary or Affiliate of
Borrower, any general partner of or the holder(s) of the majority ownership interests of Borrower with Bank or its affiliates ("Affiliate" shall have the meaning as defined in 11 U.S.C. ss. 101, as in effect from time to time, except that the term "Borrower" shall be substituted for the term "Debtor" therein;
"Subsidiary" shall mean any business in which Borrower holds, directly or indirectly, a controlling interest). CESSATION; BANKRUPTCY. The dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or commencement of any bankruptcy or insolvency proceeding by or against Borrower, its Subsidiaries or
Affiliates, if any, or any party to the Loan Documents. MATERIAL CAPITAL
STRUCTURE OR BUSINESS ALTERATION. Without prior written consent of Bank, (i) a material alteration in the kind or type of Borrower's business or that of
Borrower's Subsidiaries or Affiliates, if any; (ii) the sale of substantially all of the business or assets of Borrower, any of Borrower's Subsidiaries or
Affiliates or any guarantor, or a material portion (10% or more) of such business or assets if such a sale is outside the ordinary course of business of
Borrower, or any of Borrower's Subsidiaries or Affiliates or any guarantor, or more than 50% of the outstanding stock or voting power of or in any such entity in a single transaction or a series of transactions; (iii) the acquisition of substantially all of the business or assets or more than 50% of the outstanding stock or voting power of any other entity; or (iv) should any Borrower or any of
Borrower's Subsidiaries or Affiliates or any guarantor enter into any merger or consolidation. MATERIAL ADVERSE CHANGE. Bank determines in good faith, in its sole discretion, that the prospects for payment or performance of the
Obligations are impaired or there has occurred a material adverse change in the business or prospects of Borrower, financial or otherwise.

REMEDIES UPON DEFAULT. If a Default occurs under this Note or any Loan
Documents, Bank may at any time thereafter, take the following actions: BANK
LIEN. Foreclose its security interest or lien against Borrower's accounts without notice. ACCELERATION UPON DEFAULT. Accelerate the maturity of this Note and, at Bank's option, any or all other Obligations, other than Obligations under any swap agreements (as defined in 11 U.S.C. ss. 101, as in effect from time to time) between Borrower and Bank, or its affiliates, which shall be due in accordance with and governed by the provisions of said swap agreements;
whereupon this Note and the accelerated Obligations shall be immediately due and payable; provided, however, if the Default is based upon a bankruptcy or insolvency proceeding commenced by or against Borrower or any guarantor or endorser of this Note, all Obligations (other than Obligations under any swap agreement as referenced above) shall automatically and immediately be due and payable. CUMULATIVE. Exercise any rights and remedies as provided under the Note and other Loan Documents, or as provided by law or equity.

FINANCIAL AND OTHER INFORMATION. Borrower shall deliver to Bank such information as Bank may reasonably request from time to time, including without limitation, financial statements and information pertaining to Borrower's financial condition. Such information shall be true, complete, and accurate.

WAIVERS AND AMENDMENTS. No waivers, amendments or modifications of this Note and other Loan Documents shall be valid unless in writing and signed by an officer of Bank. No waiver by Bank of any Default shall operate as a waiver of any other
Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Bank in exercising any right, power, or remedy under this
Note and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Except to the extent otherwise provided by the Loan Documents or prohibited by law, each Borrower and each other person liable under this Note waives presentment, protest, notice of dishonor, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale and all other notices of any kind. Further, each agrees that Bank may (i)
extend, modify or renew this Note or make a novation of the loan evidenced by this Note, and/or (ii) grant releases, compromises or indulgences with respect to any collateral securing this Note, or with respect to any Borrower or other person liable under this Note or any other Loan Documents, all without notice to or consent of each Borrower and other such person, and without affecting the liability of each Borrower and other such person; provided, Bank may not extend, modify or renew this Note or make a novation of the loan evidenced by this Note without the consent of the Borrower, or if there is more than one Borrower, without the consent of at least one Borrower; and further provided, if there is more than one Borrower, Bank may not enter into a modification of this Note which increases the burdens of a Borrower without the consent of that Borrower.

MISCELLANEOUS PROVISIONS. ASSIGNMENT. This Note and the other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Bank's interests in and rights under this Note and the other Loan Documents are freely assignable, in whole or in part, by Bank. In addition, nothing in this Note or any of the other Loan Documents shall prohibit Bank from pledging or assigning this Note or any of the other Loan Documents or any interest therein to any
Federal Reserve Bank. Borrower shall not assign its rights and interest hereunder without the prior written consent of Bank, and any attempt by Borrower to assign without Bank's prior written consent is null and void. Any assignment shall not release Borrower from the Obligations. APPLICABLE LAW; CONFLICT
BETWEEN DOCUMENTS. This Note and, unless otherwise provided in any other Loan
Document, the other Loan Documents shall be governed by and construed under the laws of the state named in Bank's address on the first page hereof without regard to that state's conflict of laws principles. If the terms of this Note should conflict with the terms of any loan agreement or any commitment letter that survives closing, the terms of this Note shall control. BORROWER'S
ACCOUNTS. Except as prohibited by law, Borrower grants Bank a security interest in all of Borrower's accounts with Bank and any of its affiliates. SWAP
AGREEMENTS. All swap agreements (as defined in 11 U.S.C. ss. 101, as in effect from time to time), if any, between Borrower and Bank or its affiliates are independent agreements governed by the written provisions of said swap agreements, which will remain in full force and effect, unaffected by any repayment, prepayment, acceleration, reduction, increase or change in the terms of this Note, except as otherwise expressly provided in said written swap agreements, and any payoff statement from Bank relating to this Note shall not apply to said swap agreements except as otherwise expressly provided in such payoff statement. JURISDICTION. Borrower irrevocably agrees to non-exclusive personal jurisdiction in the state named in Bank's address on the first page hereof. SEVERABILITY. If any provision of this Note or of the other Loan
Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note or other such document. NOTICES. Any notices to Borrower shall be sufficiently given, if in writing and mailed or delivered to the Borrower's address shown above or such other address as provided hereunder, and to Bank, if in writing and mailed or delivered to Wachovia Bank, National Association, Mail
Code VA7628, P. O. Box 13327, Roanoke, VA 24040 or Wachovia Bank, National
Association, Mail Code VA7628, 10 South Jefferson Street, Roanoke, VA 24011 or
such other address as Bank may specify in writing from time to time. Notices to
Bank must include the mail code. In the event that Borrower changes Borrower's address at any time prior to the date the Obligations are paid in full, Borrower agrees to promptly give written notice of said change of address by registered

                                       10

or certified mail, return receipt requested, all charges prepaid. PLURAL;
CAPTIONS. All references in the Loan Documents to Borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual, person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan
Documents. ADVANCES. Bank may, in its sole discretion, make other advances which shall be deemed to be advances under this Note, even though the stated principal amount of this Note may be exceeded as a result thereof. POSTING OF PAYMENTS.
All payments received during normal banking hours after 2:00 p.m. local time at the office of Bank first shown above shall be deemed received at the opening of the next banking day. JOINT AND SEVERAL OBLIGATIONS. If there is more than one
Borrower, each is jointly and severally obligated. FEES AND TAXES. Borrower shall promptly pay all documentary, intangible recordation and/or similar taxes on this transaction whether assessed at closing or arising from time to time.
LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES. EACH OF THE PARTIES HERETO,
INCLUDING BANK BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR
ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM THAT
MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN
DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE
OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE
A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR
CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES
HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY
MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH
PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION,
MEDIATION, JUDICIALLY OR OTHERWISE. PATRIOT ACT NOTICE. To help fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. For purposes of this section, account shall be understood to include loan accounts. FINAL AGREEMENT. This Note and the other
Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF
BORROWER BY EXECUTION HEREOF AND BANK BY ACCEPTANCE HEREOF, KNOWINGLY,
VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY
IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION
WITH THIS NOTE, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED
IN CONNECTION WITH THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING,
STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT
HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ACCEPT THIS NOTE.
EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY
PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED
IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN
CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR
MODIFIED BY, THIS NOTE.

                      [EXECUTIONS APPEAR ON FOLLOWING PAGE]

                                       11

IN WITNESS WHEREOF, Borrower, on the day and year first above written, has caused this Note to be executed under seal.

                                    DECORATOR INDUSTRIES, INC.,
                                      a Pennsylvania corporation

                                    By: /s/ Michael K. Solomon            (SEAL)
                                        ----------------------------------
                                        Michael K. Solomon,
                                        Chief Financial Officer

STATE OF:  GEORGIA         )
                           )ss:
COUNTY OF:  CHATHAM        )

         The foregoing instrument was acknowledged before me this 19th day of
May, 2006, by Michael K. Solomon, as Chief Financial Officer of DECORATOR
INDUSTRIES, INC., a Pennsylvania corporation, on behalf of the corporation. Such individual is personally known to me or produced driver's license as identification.

                                 /s/ James A.C.M.V. Olivier
                                 -----------------------------------------------
                                 Print or Stamp Name:  James A.C.M.V. Olivier
                                 Notary Public, State of Georgia, Chatham County
                                 Commission Number:
                                 My Commission Expires:  April 11, 2009

                                       12

                                           LOAN AGREEMENT

Wachovia Bank, National Association
225 Water Street
Jacksonville, Florida  32202
(Hereinafter referred to as the "Bank")

DECORATOR INDUSTRIES, INC., a Pennsylvania corporation
10011 Pines Boulevard
Suite 201
Pembroke Pines, Florida  33024
(Hereinafter referred to as "Borrower")

This Loan Agreement ("Agreement") is entered into May 24, 2006, by and between
Bank and Borrower.

This Agreement applies to the loans (the "Loan") evidenced by that certain
Promissory Note dated of even date herewith made by Borrower to the order of
Bank in the original principal amount of $1,000,000.00 (as the same may be amended, modified, restated or replaced from time to time, the "$1,000,000.00
Note") and that certain Revolving Promissory Note dated of even date herewith made by Borrower to the order of Bank in the original principal amount of
$5,000,000.00 (as the same may be amended, modified, restated or replaced from time to time, the "$5,000,000.00 Note") (individually and collectively, the
"Note") and all Loan Documents. The terms "Loan Documents" and "Obligations," as used in this Agreement, are defined in the Note.

ADVANCES UNDER $5,000,000.00 REVOLVING FACILITY. The proceeds of the
$5,000,000.00 revolving credit facility evidenced in part by the $5,000,000.00
Note are being used for working capital, general corporate purposes and acquisition purposes. Notwithstanding anything to the contrary contained herein, the aggregate outstanding principal balance of Advances (as defined in the
$5,000,000.00 Note) at any one time shall not exceed $5,000,000.00. Unless agreed to in writing, in terms acceptable to the Bank in its sole discretion, in no event shall any Advances be made under the $5,000,000.00 facility after June
30, 2009.

ADVANCES UNDER $1,000,000.00 TERM FACILITY. The purpose of the $1,000,000.00 facility evidenced in part by the $1,000,000.00 Note is to finance entity acquisition needs. The Bank's obligation to make Advances under the
$1,000,000.00 facility shall terminate on June 30, 2007. Advances, once repaid, may not be reborrowed. Prior to any Advances being made under the $1,000,000.00 facility, the Borrower shall (i) deliver to Bank a fully executed a copy of any and all purchase contracts (individually and/or collectively, the "Purchase
Contract") for which Borrower will use the proceeds of the Loan, (ii) deliver to
Bank the items set forth in the "Acquisitions" section below, and (iii) execute and deliver to the Bank, a certificate of advancement on Bank's form, stating the advance amount, date of requested advance, and reference to the payment being made under any Purchase Contract contemporaneously with such Advance.
These items shall be delivered at least thirty (30) days prior to funding of an
Advance under the $1,000,000.00 facility.

Relying upon the covenants, agreements, representations and warranties contained in this Agreement, Bank is willing to extend credit to Borrower upon the terms and subject to the conditions set forth herein, and Bank and Borrower agree as follows:

REPRESENTATIONS. Borrower represents that from the date of this Agreement and until final payment in full of the Obligations: ACCURATE INFORMATION. All information now and hereafter furnished to Bank is and will be true, correct and complete in all material respects. Any such information relating to Borrower's financial condition will accurately reflect Borrower's financial condition as of the date(s) thereof, (including all contingent liabilities of every type), and
Borrower further represents that its financial condition has not changed materially or adversely since the date(s) of such documents. AUTHORIZATION;

                                       13

NON-CONTRAVENTION. The execution, delivery and performance by Borrower and any guarantor, as applicable, of this Agreement and other Loan Documents to which it is a party are within its power, have been duly authorized as may be required and, if necessary, by making appropriate filings with any governmental agency or unit and are the legal, binding, valid and enforceable obligations of Borrower and any guarantors; and do not (i) contravene, or constitute (with or without the giving of notice or lapse of time or both) a violation of any provision of applicable law, a violation of the organizational documents of Borrower or any guarantor, or a default under any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting Borrower or any guarantor, (ii)
result in the creation or imposition of any lien (other than the lien(s) created by the Loan Documents) on any of Borrower's or any guarantor's assets, or (iii)
give cause for the acceleration of any obligations of Borrower or any guarantor to any other creditor. ASSET OWNERSHIP. Borrower has good and marketable title to all of the properties and assets reflected on the balance sheets and financial statements supplied Bank by Borrower, and all such properties and assets are free and clear of mortgages, security deeds, pledges, liens, charges, and all other encumbrances, except as otherwise disclosed to Bank by Borrower in writing and approved by Bank ("Permitted Liens"). To Borrower's knowledge, no default has occurred under any Permitted Liens and no claims or interests adverse to Borrower's present rights in its properties and assets have arisen.
DISCHARGE OF LIENS AND TAXES. Borrower has duly filed, paid and/or discharged all taxes or other claims that may become a lien on any of its property or assets, except to the extent that such items are being appropriately contested in good faith and an adequate reserve for the payment thereof is being maintained. SUFFICIENCY OF Capital. Borrower is not, and after consummation of this Agreement and after giving effect to all indebtedness incurred and liens created by Borrower in connection with the Note and any other Loan Documents, will not be, insolvent within the meaning of 11 U.S.C. ss. 101, as in effect from time to time. COMPLIANCE WITH LAWS. Borrower and any subsidiary and affiliate of Borrower and any guarantor are in compliance in all material respects with all federal, state and local laws, rules and regulations applicable to its properties, operations, business, and finances, including, without limitation, any federal or state laws relating to liquor (including 18
U.S.C. ss. 3617, et seq.) or narcotics (including 21 U.S.C. ss. 801, et seq.)
and/or any commercial crimes; all applicable federal, state and local laws and regulations intended to protect the environment; and the Employee Retirement
Income Security Act of 1974, as amended ("ERISA"), if applicable. None of
Borrower, or any subsidiary or affiliate of Borrower or any guarantor is a
Sanctioned Person or has any of its assets in a Sanctioned Country or does business in or with, or derives any of its operating income from investments in or transactions with, Sanctioned Persons or Sanctioned Countries in violation of economic sanctions administered by OFAC. The proceeds from the Loan will not be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Country. "OFAC" means the U.S. Department of the Treasury's Office of Foreign Assets Control.
"Sanctioned Country" means a country subject to a sanctions program identified on the list maintained by OFAC and available at
http://www.treas.gov/offices/enforcement/ofac/sanctions/, or as otherwise published from time to time. "Sanctioned Person" means (i) a person named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC available at http://www.treas.gov/offices/enforcement/ofac/sdn/, or as otherwise published from time to time, or (ii) (A) an agency of the government of a
Sanctioned Country, (B) an organization controlled by a Sanctioned Country, or
(C) a person resident in a Sanctioned Country to the extent subject to a sanctions program administered by OFAC. ORGANIZATION AND AUTHORITY. Borrower is
duly created, validly existing and in good standing under the laws of the state of its organization, and has all powers, governmental licenses, authorizations, consents and approvals required to operate its business as now conducted.
Borrower is duly qualified, licensed and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers, and in which the failure to so qualify or be licensed, as the case may be, in the aggregate, could have a material adverse effect on the business, financial position, results of operations, properties or prospects of Borrower or any such guarantor. NO LITIGATION. There are no pending suits, claims or demands against
Borrower or any guarantor that have not been disclosed to Bank by Borrower in writing, and approved by Bank. To the best of Borrower's knowledge, there are no threatened suits, claims or demands against Borrower or any guarantor that have not been disclosed to Bank by Borrower in writing, and approved by Bank.
INDEMNITY. Borrower will indemnify Bank and its affiliates from and against any losses, liabilities, claims, damages, penalties or fines imposed upon, asserted or assessed against or incurred by Bank arising out of the inaccuracy or breach of any of the representations contained in this Agreement or any other Loan
Documents.

                                       14

AFFIRMATIVE COVENANTS. Borrower agrees that from the date hereof and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower will: ACCESS TO BOOKS AND Records. Allow Bank, or its agents, during normal business hours, access to the books, records and such other documents of Borrower as Bank shall reasonably require, and allow Bank, at
Borrower's expense, to inspect, audit and examine the same and to make extracts therefrom and to make copies thereof. BUSINESS CONTINUITY. Conduct its business in substantially the same manner and locations as such business is now and has previously been conducted. CERTIFICATE OF FULL COMPLIANCE FROM ACCOUNTANT.
Deliver to Bank, with the Annual Financial Statements required herein, a certification by Borrower's independent certified public accountant that
Borrower is in full compliance with the Loan Documents. CERTIFICATE OF FULL
COMPLIANCE FROM CHIEF FINANCIAL OFFICER. Deliver to Bank, with the Periodic
Financial Statements required herein, a certification by Borrower's chief financial officer that Borrower is in full compliance with the Loan Documents.
COMPLIANCE WITH OTHER AGREEMENTS. Comply with all terms and conditions contained in this Agreement, and any other Loan Documents, and swap agreements, if applicable, as defined in the 11 U.S.C. ss. 101, as in effect from time to time.
ESTOPPEL Certificate. Furnish, within 15 days after request by Bank, a written statement duly acknowledged of the amount due under the Loan and whether offsets or defenses exist against the Obligations. INSURANCE. Maintain adequate insurance coverage with respect to its properties and business against loss or damage of the kinds and in the amounts customarily insured against by companies of established reputation engaged in the same or similar businesses including, without limitation, commercial general liability insurance and workers compensation insurance; all acquired in such amounts and from such companies as
Bank may reasonably require. MAINTAIN PROPERTIES. Maintain, preserve and keep its property in good repair, working order and condition, making all replacements, additions and improvements thereto necessary for the proper conduct of its business, unless prohibited by the Loan Documents. NON-DEFAULT
CERTIFICATE FROM BORROWER. Deliver to Bank, with the Periodic Financial
Statements required below, a certificate signed by Borrower's President or Chief
Financial Officer (in his capacity as such), in the form attached hereto as
Exhibit A, warranting that no "Default" as specified in the Loan Documents nor any event which, upon the giving of notice or lapse of time or both, would constitute such a Default, has occurred and demonstrating Borrower's compliance with the financial covenants contained herein, or, if a Default exists, the nature and duration thereof and Borrower's intention with respect thereto, within thirty (30) days of the issuance of each report. NOTICE OF DEFAULT AND
OTHER NOTICES. (a) NOTICE OF DEFAULT. Furnish to Bank immediately upon becoming aware of the existence of any condition or event which constitutes a Default (as defined in the Loan Documents) or any event which, upon the giving of notice or lapse of time or both, may become a Default, written notice specifying the nature and period of existence thereof and the action which Borrower is taking or proposes to take with respect thereto. (b) OTHER NOTICES. Promptly notify
Bank in writing of (i) any material adverse change in its financial condition or its business; (ii) any default under any material agreement, contract or other instrument to which it is a party or by which any of its properties are bound, or any acceleration of the maturity of any indebtedness owing by Borrower; (iii)
any material adverse claim against or affecting Borrower or any part of its properties; (iv) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any governmental agency or unit affecting Borrower; and (v) at least 30 days prior thereto, any change in Borrower's name or address as shown above, and/or any change in Borrower's structure. OTHER FINANCIAL INFORMATION. Deliver promptly such other information regarding the operation, business affairs, and financial condition of Borrower which Bank may reasonably request. PAYMENT OF DEBTS. Pay and discharge when due, and before subject to penalty or further charge, and otherwise satisfy before maturity or delinquency, all obligations, debts, taxes, and liabilities of whatever nature or amount, except those which Borrower in good faith disputes.
REPORTS AND PROXIES. Deliver to Bank, promptly, a copy of all financial statements, reports, notices, and proxy statements, sent by Borrower to stockholders, and all material regular or periodic reports required to be filed by Borrower with any governmental agency or authority.

NEGATIVE COVENANTS. Borrower agrees that from the date hereof and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower will not: CHANGE IN FISCAL Year. Change its fiscal year.
CHANGE OF CONTROL. Make or suffer a change of ownership that effectively changes control of Borrower from current ownership. ENCUMBRANCES. Create, assume, or permit to exist any further pledge, lien, charge or other encumbrance on any of its assets, whether now owned or hereafter acquired, other than: (i) liens,

                                       15

mortgages, security instruments and encumbrances in favor of the Bank or other security interests required by the Loan Documents; (ii) liens for taxes contested in good faith; (iii) liens accruing by law for employee benefits; (iv)
purchase money security interests incurred to finance the purchase or acquisition of equipment assets (whether pursuant to a loan, capital lease or otherwise) so long as such security interests (a) do not exceed Five Hundred
Thousand and No/100 Dollars ($500,000.00) in the aggregate in each fiscal year,
(b) arise contemporaneously with the purchase of equipment, (c) do not encumber assets other than the respective asset financed, and (d) secure only the respective purchase money indebtedness incurred to finance such equipment; (v)
purchase money mortgages currently existing on Borrower's real property, such existing real property more particularly described on Schedule 1 attached hereto; (vi) new purchase money mortgages, in an amount not to exceed
$1,500,000.00 in the aggregate, on Borrower's existing real property, provided, however, should Borrower enter into new purchase money mortgages on Borrower's existing real property in excess of $1,500,000.00 in the aggregate, Borrower shall deliver to Bank copies of appraisals for each property showing an appraised value of not less than 125% of the amount of each new purchase money mortgage, and in any event, all new purchase money mortgages shall not exceed
$2,600,000.00 in the aggregate, (vii) new purchase money mortgages granted to secure purchase money indebtedness so long as such purchase money mortgages (a)
arise contemporaneously with the purchase or acquisition of real estate owned and operated by Borrower, (b) do not encumber any assets other than the respective asset financed, and (c) secure only the respective purchase money indebtedness incurred to finance the purchase or acquisition of such property or assets; or (viii) any other liens consented to by Bank in writing (collectively, the "Permitted Encumbrances"). Borrower shall deliver written notice to Bank prior to creating, assuming or permitting to exist any Permitted Encumbrances.
Notwithstanding the foregoing, Borrower must at all times maintain compliance with any financial covenant set forth herein or in any Loan Document after giving effect to such purchase money mortgages. GUARANTEES. Guarantee or otherwise become responsible for obligations of any other person or persons, other than the endorsement of checks and drafts for collection in the ordinary course of business. INVESTMENTS. Purchase any stock, securities, or evidence of indebtedness of any other person or entity in an amount exceeding $50,000.00 in the aggregate, except investments in direct obligations of the United States
Government and certificates of deposit of United States commercial banks having a tier 1 capital ratio of not less than 6% and then in an amount not exceeding
10% of the issuing bank's unimpaired capital and surplus. CROSS DEFAULT. Default in payment or performance of any obligation under any other loans, contracts or agreements of Borrower, any Subsidiary or Affiliate of Borrower ("Affiliate"
shall have the meaning as defined in 11 U.S.C. ss. 101, as in effect from time to time, except that the term "Borrower" shall be substituted for the term
"Debtor" therein; "Subsidiary" shall mean any corporation of which more than 50%
of the issued and outstanding voting stock is owned directly or indirectly by
Borrower), any general partner of or the holder(s) of the majority ownership interests of Borrower with Bank or its affiliates. DEFAULT ON OTHER CONTRACTS OR
OBLIGATIONS. Default on any material contract with or obligation when due to a third party or default in the performance of any obligation to a third party incurred for money borrowed. GOVERNMENT INTERVENTION. Permit the assertion or making of any seizure, vesting or intervention by or under authority of any governmental entity, as a result of which the management of Borrower or any guarantor is displaced of its authority in the conduct of its respective business or such business is curtailed or materially impaired. JUDGMENT ENTERED.
Permit the entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due. PREPAYMENT OF OTHER DEBT.
Retire any long-term debt entered into prior to the date of this Agreement at a date in advance of its legal obligation to do so. RETIRE OR REPURCHASE CAPITAL
STOCK. Retire or otherwise acquire any of its capital stock in an amount not to exceed (i) $1,000,000.00 in the aggregate, or (ii) 10% of the capital stock of
Borrower, provided, however, Borrower after giving effect to such retirement or acquisition of capital stock, Borrower shall remain in compliance with all financial covenants contained herein or in any other loan document.
ACQUISITIONS. Borrower shall not participate in any acquisition of any person or entity, individually or in the aggregate, in excess of Five Million and No/100
Dollars ($5,000,000.00) without the Bank's prior written consent. Additionally,
Borrower shall deliver to Bank, at least thirty (30) days prior to an Advance for an acquisition: (i) a copy of any and all acquisition contracts for which proceeds of the facilities will be used, (ii) two (2) years of historical financial statements for the company to be acquired, (iii) a projection proforma reflecting compliance with the Bank's covenants, and (iv) any additional information or documents required by Bank in its reasonable discretion.

                                       16

ANNUAL FINANCIAL STATEMENTS. Borrower shall deliver to Bank, within 90 days after the close of each fiscal year, audited financial statements reflecting its operations during such fiscal year, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules; all on a consolidated and consolidating basis with respect to
Borrower and its subsidiaries, affiliates and parent or holding company, as applicable, and in reasonable detail, prepared in conformity with generally accepted accounting principles, certified by independent certified public accountants of recognized standing selected by Borrower and acceptable to Bank.
In addition, Borrower shall submit to Bank the independent certified public accountant's management letter. The opinion of such independent certified public accountant shall not be acceptable to Bank if qualified due to any limitations in scope imposed by Borrower or any other person or entity. Any other qualification of the opinion by the accountant shall render the acceptability of the financial statements subject to Bank's approval.

PERIODIC FINANCIAL STATEMENTS. Borrower shall deliver to Bank, within 45 days after the end of each fiscal quarter, unaudited management-prepared quarterly financial statements including, without limitation, a balance sheet, and income statement, prepared in accordance with generally accepted accounting principles, but omitting footnotes and other disclosures required for full financial statements, all in reasonable detail and applied on a basis consistent with that of the preceding quarter. Such statements shall be certified as to their correctness by the Chief Financial Officer or President of Borrower and in each case, subject to audit and year-end adjustments.

ACCOUNTS RECEIVABLE AGING. Borrower shall deliver to Bank annually, along with the Annual Financial Statements required herein, a detailed receivables aging, which shall include the amount and age of each account, and a reconciliation statement to the Annual Financial Statement.

ANNUAL PROJECTIONS. Borrower shall deliver to Bank annually, along with the
Annual Financial Statements required herein, Borrower's projected income statement, balance sheet, capital expenditures, redemption of Borrower's stock, and reflecting proforma compliance with its covenants.

FINANCIAL COVENANTS. Borrower agrees to the following provisions from the date hereof until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, using the financial information for Borrower, its subsidiaries, affiliates and its holding or parent company, as applicable:
SENIOR FUNDED DEBT TO EBITDA RATIO. Borrower shall, at all times maintain, a
Senior Funded Debt to EBITDA Ratio of not more than 2.75 to 1.00. This covenant shall be calculated quarterly, on a rolling four quarters basis. "Senior Funded
Debt to EBITDA Ratio" shall mean the sum of all Senior Funded Debt divided by the sum of earnings before interest, taxes, depreciation and amortization.
"Senior Funded Debt" shall mean, as applied to any person or entity, the sum of all indebtedness for borrowed money, including, without limitation, capital lease obligations and unreimbursed drawings under letters of credit, or any obligation evidenced by a note, bond, debenture or other agreement of that person or entity, excluding any debt fully subordinated to Bank on terms and conditions acceptable to Bank. This covenant shall be tested quarterly. TOTAL
LIABILITIES TO TANGIBLE NET WORTH RATIO. Borrower shall, at all times, maintain a ratio of Total Liabilities to Tangible Net Worth of not more than 2.00 to
1.00, measured annually. "Total Liabilities" shall mean all liabilities of
Borrower, excluding debt fully subordinated to Bank on terms and conditions acceptable to Bank, and including capitalized leases and all reserves for deferred taxes and other deferred sums appearing on the liabilities side of a balance sheet, all in accordance with generally accepted accounting principles applied on a consistent basis. "Tangible Net Worth" shall mean total assets minus Total Liabilities. For purposes of this computation, the aggregate amount of any intangible assets of Borrower including, without limitation, employee receivables, affiliate receivables, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks, and brand names, shall be subtracted from total assets. DEPOSIT Relationship. Borrower shall maintain its primary depository account and cash management accounts with Bank. DEBT SERVICE
COVERAGE RATIO. Upon the making of any advance under the $1,000,000.00 Note,
Borrower shall then, at all times, maintain a minimum Debt Service Coverage
Ratio of not less than 1.25 to 1.00, measured annually. For fiscal year ending
December 31, 2006, "Minimum Debt Service Coverage Ratio" shall mean the sum of earnings before interest, taxes, depreciation and amortization minus dividends and withdrawals, divided by the sum of current maturities of long-term debt and capital lease obligations plus interest. Thereafter, "Minimum Debt Service

                                       17

Coverage Ratio" shall mean the sum of earnings before interest, taxes, depreciation and amortization minus dividends, withdrawals, unfinanced capital expenditures, divided by the sum of current maturities of long-term debt and capital lease obligations plus interest. This covenant shall be calculated annually at Borrower's fiscal year end.

CONDITIONS PRECEDENT. The obligations of Bank to make the loan and any advances pursuant to this Agreement are subject to the following conditions precedent:
OPINION OF COUNSEL. On or prior to the date of any extension of credit hereunder, Bank shall have received a written opinion of the counsel of Borrower acceptable to Bank and Bank's counsel that includes confirmation of the following: (a) The accuracy of the representations set forth in this Agreement in the Representations Subparagraphs entitled "Authorization;
Non-Contravention"; "Compliance with Laws", and "Organization and Authority".
(b) This Agreement and other Loan Documents have been duly executed and delivered by Borrower and constitute the legal, valid and binding obligations of
Borrower, enforceable in accordance with their terms. (c) No registration with, consent of, approval of, or other action by, any federal, state or other governmental authority or regulatory body is required by law in connection with the execution and delivery of this Agreement and the other Loan Documents, or the extension of credit under this Agreement or the other Loan Documents, or, if so required, such registration has been made, and such consent or approval given or such other appropriate action taken. (d) The loan is not usurious. (e) The
Loan Documents create the security interest in the Collateral (as defined in the
Loan Documents) that is contemplated by the Loan Documents.

FEE. Borrower has paid Bank a fee in the amount of $2,500.00.

UNUSED FEE. Borrower shall pay to Bank quarterly an unused fee equal to 20 basis points per annum. The Unused Fee shall be calculated on the difference between
(i) the face amount of the $5,000,000.00 Note and (ii) the outstanding principal balance of the $5,000,000.00 Note for each day during the preceding period or portion thereof (the "Unused Fee"). In lieu of the Unused Fee, Borrower may elect to maintain a money market account at Bank with a minimum balance of
$350,000.00 (the "Minimum Compensating Balance"), which money market account shall earn interest based on the prevailing Bank rate. Should the Borrower not meet the required Minimum Compensating Balance, the Bank shall be entitled to the Unused Fee in any given quarter.

                      [EXECUTION APPEARS ON FOLLOWING PAGE]

                                       18

IN WITNESS WHEREOF, Borrower and Bank, on the day and year first written above, have caused this Agreement to be executed under seal.

                                    DECORATOR INDUSTRIES, INC.,
                                       a Pennsylvania corporation

                                    By: /s/ Michael K. Solomon            (SEAL)
                                        ----------------------------------
                                        Michael K. Solomon,
                                        Chief Financial Officer

                                    Wachovia Bank, National Association

                                    By: /s/ Brock Wilbor                  (SEAL)
                                        ----------------------------------
                                        Brock Wilbor,
                                        Vice President

EXHIBIT AA.3

EXHIBIT A

NON-DEFAULT CERTIFICATE

In accordance with the terms of the Loan Documents dated May 24, 2006 by and between Wachovia Bank, National Association and DECORATOR INDUSTRIES, INC., a Pennsylvania corporation ("Borrower"), I hereby certify that:

1.	I am a principal financial officer of Borrower;

2.	The enclosed financial statements are preprared in accordance with generally accepted accounting principles;

3.	No Default (as defined in the Loan Documents) or any event which, upon the giving of notice or lapse of time or both, would constitute such a Default, has occurred.

/s/ Michael K. Solomon
Name:	Michael K. Solomon
Title:	CFO, VP, Secretary, Treasurer